EXHIBIT 10.2

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to STAR III AVERY POINT, LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s rights and obligations under and in regard to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated October 30, 2017, (as may have been amended or may hereafter be amended, the “Purchase Agreement”), between TEG Avery Point, LLC, an Indiana limited liability company (“Seller”) and Assignor for the purchase and sale of that certain real property located in Indianapolis, Indiana, as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement.

All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment, and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEAR ON FOLLOWING PAGE)

WITNESS THE EXECUTION HEREOF, as of this December 15, 2017.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By: _/s/ Ana Marie del Rio___________________
Ana Marie del Rio, Vice President

ASSIGNEE:

STAR III AVERY POINT, LLC
a Delaware limited liability company

By:     Steadfast Apartment Advisor III, LLC,
a Delaware limited liability company,
its Manager

By: _/s/ Kevin J. Keating______________
Kevin J. Keating, Treasurer

Exhibit A

DESCRIPTION OF THE LAND

All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Indianapolis, County of Marion, State of Indiana.

TRACT 1: (49-02-23-100-002.000-400)

Part of the Northwest Quarter of the Northwest Quarter of Section 23, Township 17 North, Range 4 East in Marion County, Indiana, more particularly described as follows:

Beginning at the Northwest corner of the said Quarter Section; thence South 89 degrees 57 minutes 13 seconds East (assumed bearing) along the North line thereof 1184.90 feet to the apparent Northwestern right of way of the Norfolk and Western Railroad; thence South 27 degrees 27 minutes 00 seconds West along the said apparent right of way 1490.87 feet to the South line of the said Quarter Section; thence North 89 degrees 55 minutes 26 seconds West along the said South line 490.64 feet to the Southwest corner of the said Quarter Quarter Section; thence North 00 degrees 18 minutes 11 seconds West along the West line of said Quarter Quarter Section 1323.34 feet to the Point of Beginning.

EXCEPT:

Part of the Northwest Quarter of the Northwest Quarter of Section 23, Township 17 North, Range 4 East in
Marion County, Indiana, more particularly described as follows:

Commencing at the Northwest corner of the said Quarter Quarter Section; thence South 00 degrees 18 minutes 11 seconds East (assumed bearing) along the West line of the said Quarter Quarter Section 438.40 feet to the Point of Beginning; thence South 76 degrees 14 minutes 32 seconds East 602.46 feet to a curve having a radius of 225.94 feet, the radius point of which bears North 13 degrees 45 minutes 28 seconds East; thence Northeasterly along said curve 300.91 feet to a point which bears South 62 degrees 33 minutes 00 seconds East from said radius point; thence North 27 degrees 27 minutes 00 seconds East 524.54 feet to the North line of the said Quarter Quarter Section; thence South 89 degrees 57 minutes 13 seconds East along the said North line 78.85 feet; thence South 27 degrees 27 minutes 00 seconds West 560.83 feet to a curve having a radius of 295.94 feet, the radius point of which bears North 62 degrees 33 minutes 00 seconds West; thence Southwesterly along said curve 394.14 feet to a point which bears South 13 degrees 45 minutes 28 seconds West from said radius point; thence North 76 degrees 14 minutes 32 seconds West 584.92 feet to the West line of the said Quarter Quarter Section; thence North 00 degrees 18 minutes 11 seconds West along the said West line 72.16 feet to the point of beginning.

TRACT 2: (49-02-23-100-003.000-400 and 49-02-22-106-001.000-400)

Part of the Northeast Quarter of the Northeast Quarter of Section 22, Township 17 North, Range 4 East, of the Second Principal Meridian, in Marion County, Indiana, more particularly described as follows:

Commencing at the Southwest corner of the said Quarter Quarter Section; thence North 89 degrees 40 minutes 25 seconds East (assumed bearing) along the South line of the said Quarter Quarter Section 604.25 feet to the Point of Beginning; thence North 00 degrees 14 minutes 32 seconds West parallel with the West line of the said Quarter Quarter Section 549.95 feet to a curve having a radius of 285.00 feet, the radius point of which bears North 89 degrees 45 minutes 28 seconds East; thence Northerly along said curve 210.80 feet to a point which bears North 47 degrees 51 minutes 47 seconds West from said radius point; thence North 47 degrees 51 minutes 47 seconds West 70.00 feet to a point on a curve having a radius of 355.00 feet, the radius point of which bears South 47 degrees 51 minutes 47 seconds East; thence Northeasterly along said curve 233.10 feet to a point which bears North 10 degrees 14 minutes 32 seconds West from said radius point; thence North 79 degrees 45 minutes 28 seconds East 100.00 feet to a curve having a radius of 785.00 feet, the radius point of which bears South 10 degrees 14 minutes 32 seconds East; thence Easterly along said curve 328.82 feet to a point which bears North 13 degrees 45 minutes 28 seconds East from said radius point; thence South 76 degrees 14 minutes 32 seconds East 80.64 feet to the East line of the said Quarter Quarter Section; thence South 00 degrees 18 minutes 11 seconds East along the said East line 884.95 feet to the Southeast corner of the said Quarter Quarter Section; thence South 89 degrees 40 minutes 25 seconds West along the South line of the said Quarter Quarter Section 727.25 feet to the Point of Beginning.

EXCEPT, that part conveyed to the Consolidated City of Indianapolis by Warranty Deed dated September 20, 1985 and recorded December 27, 1985 as Instrument No. 85-114060, more particularly described as follows:

Part of the Northeast Quarter of the Northeast Quarter of Section 22, Township 17 North, Range 4 East in Marion County, Indiana, more particularly described as follows:

Commencing at the Southwest corner of the said Quarter Quarter Section; thence North 89 degrees 40 minutes 25 seconds East (assumed bearing) along the South line of the said Quarter Quarter Section 534.25 feet to the Northwest corner of a strip of land set out as public right-of-way for Craig Street, per Grant of Right-of-Way, recorded as Instrument No. 84-48296 in the Office of the Recorder of Marion County, Indiana; thence continuing North 89 degrees 40 minutes 25 seconds East along the South line of the said Quarter Quarter Section and the North line of said right-of-way 70.00 feet to the Northeast corner of said right-of-way; thence North 00 degrees 14 minutes 32 seconds West parallel with the West line of the said Quarter Quarter Section 549.95 feet to a curve having a radius of 285.00 feet, the radius point of which bears North 89 degrees 45 minutes 28 seconds East; thence Northerly along said curve 210.80 feet to the Point of Beginning which bears North 47 degrees 51 minutes 47 seconds West from said radius point; thence North 47 degrees 51 minutes 47 seconds West 70.00 feet to a curve having a radius of 355.00 feet, the radius point of which bears South 47 degrees 51 minutes 47 seconds East; thence Northeasterly along said curve 233.10 feet to a point which bears North 10 degrees 14 minutes 32 seconds West from said radius point; thence North 79 degrees 45 minutes 28 seconds East 100.00 feet to a curve having a radius of 785.00 feet, the radius point of which bears South 10 degrees 14 minutes 32 seconds East; thence Easterly along said curve 328.82 feet to a point which bears North 13 degrees 45 minutes 28 seconds East from said radius point; thence South 76 degrees 14 minutes 32 seconds East 80.64 feet to a point on the East line of the said Quarter Quarter Section, said point bears South 00 degrees 18 minutes 11 seconds East 438.40 feet from the Northeast corner of the said Quarter Quarter Section; thence South 00 degrees 18 minutes 11 seconds East along the East line 72.16 feet; thence North 76 degrees 14 minutes 32 seconds West 98.18 feet to a curve having a radius of 715.00 feet, the radius point of which bears South 13 degrees 45 minutes 28 seconds West; thence Westerly along said curve 299.50 feet to a point which bears North 10 degrees 14 minutes 32 seconds West from said radius point; thence South 79 degrees 45 minutes 28 seconds West 100.00 feet to a curve having a radius of 285.00 feet; the radius point of which bears South 10 degrees 14 minutes 32 seconds East; thence Southwesterly along said curve 187.13 feet to the Point of Beginning.